SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2000

                                 OmniComm Systems, Inc.
                 (Exact Name of Registrant as Specified in its Charter)

    Delaware                  0-25203                      11-3349762

(State or Other       (Commission File Number)    (IRS Employer Identification
Jurisdiction of                                               No.)
 Incorporation)

    3250 Mary Street, Suite 402,
         Coconut Grove, FL                                   33133

  (Address of Principal Executive                          (Zip Code)
              Offices)

                                     (305) 448-4700

                  (Registrant's telephone number, including area code)

             (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events.

OmniComm Appoints New Chief Executive Officer and President

In a release dated July 31, 2000, OmniComm Systems, Inc. (OTC-BB: OMCM) announced organizational changes. OmniComm named David Ginsberg, D.O., as its president and chief executive officer. Starting on August 1, 2000, Ginsberg replaced Cornelis F. Wit, OmniComm's interim chief executive officer. Wit will remain on the Company's board of directors. The news release is attached as
Exhibit 99-1.

Director Resigns

Peter S. Knezevich resigned as a director of OmniComm as of August 1, 2000.

Bankruptcy of Subsidiary, OmniTrial, B.V.

In a release dated September 15, 2000, OmniComm announced the closing of its wholly owned European subsidiary, OmniTrial B.V. On September 5, 2000, OmniTrial applied for bankruptcy in The Netherlands and a trustee was appointed by a Dutch court to liquidate its assets. The news release is attached as Exhibit 99-2.

ITEM 7. Exhibits

Exhibits 99-1 and 99-2, which are news releases dated July 31, 2000 and September 15, 2000, are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OMNICOMM SYSTEMS, INC.

Dated: September 19, 2000            By:   /s/ David Ginsberg, D.O.
                                           ------------------------
                                           David Ginsberg, D.O.
                                           Chief Executive Officer and President